UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934 (Amendment No. )

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[ X ]  Preliminary Information Statement

[     ]  Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2).

[     ]  Definitive Information Statement

HASCO MEDICAL, INC.

(Name of Registrant as Specified in its Charter)

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HASCO MEDICAL, INC.

14809 Hampton Court

Dallas, TX 75254

To our Stockholders:

We are writing to inform our stockholders that the board of directors (the “Board”) and the holders of a majority of our outstanding shares of common stock of Hasco Medical, Inc.., a Florida corporation (“HASCO,” “Company,” “we,” “us,” or “our”) have approved an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock of the Company from 750,000,000 shares to 1,000,000,000 shares.

The record date for the determination of shareholders entitled to receive notice on the preceding item was July 29, 2009. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the proposal will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. We anticipate that the action contemplated herein will be effected on or about the close of business on or about August 20, 2009.

We have asked or will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. The Company’s controlling stockholders acted to make the changes described herein. The number of shares held by the controlling stockholders allowed the Company to satisfy the stockholder voting requirements for the actions and no additional votes from other stockholders are needed.

The accompanying Information Statement is for information purposes. Please read the accompanying Information Statement carefully.

Sincerely,

_________________________

Hal Compton, Jr.

Chief Executive Officer

July __, 2009

HASCO MEDICAL, INC.

14809 Hampton Court

Dallas, TX 75254

INFORMATION STATEMENT AND NOTICE OF ACTION TAKEN WITHOUT A MEETING OF STOCKHOLDERS

This Information Statement is being furnished to our stockholders for informational purposes only pursuant to Section 14(c) of the Exchange Act and the related rules and regulations. Our Board and the holders of a majority of our outstanding shares of common stock have approved the proposed amendment to our Articles of Incorporation. Accordingly, your consent is not required and is not being solicited in connection with this action.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being furnished to our stockholders of record as of July 29, 2009, to inform them of the July 29, 2009 approval by written consent of stockholders owning a majority, as of the record date, of our outstanding shares of common stock, of an amendment to our Articles of Incorporation to increase the aggregate number of authorized shares of our common stock from 750,000,000 shares to 1,000,000,000 shares. We have no present plans, proposals or arrangements to issue any of the shares being authorized.

This Information Statement is dated July 29, 2009, and is first being sent or given to our stockholders on or about August 3, 2009.

VOTING RIGHTS AND OUTSTANDING SHARES

As a Florida corporation, matters pertaining to our stockholders and Board are governed by Florida law. An amendment to our Articles of Incorporation must be approved by its Board and by its stockholders. As to the Board, the amendment to the Articles of Incorporation was approved by a unanimous written consent dated July 29, 2009. As to the stockholders, the amendment to the Articles of Incorporation was approved by written consent on July 29, 2009 by our stockholders owning a majority of the outstanding shares of our common stock. As of the date of the stockholder consent, there were 713,496,000 shares outstanding of our common stock. With respect to the action approved by the stockholder consent, each share of our common stock entitled its holder to one vote. The stockholder consent was signed by Hal Compton, Jr., Chief Executive Officer of the Company and HASCO Holdings, LLC, an entity of which Mr. Compton is a principal owner, on July 29, 2009. These stockholders own an aggregate of 620,000,000 shares or 86.9% of the total shares that were entitled to vote on this matter.

As a result of the requirements under applicable federal securities and state law, the stockholder consent will not be effective, and therefore the amendment to our Articles of Incorporation cannot occur, until at least 20 calendar days after this Information Statement is sent or given to our stockholders of record as of the record date, July 29, 2009.

REASONS WE USED STOCKHOLDER CONSENT AS OPPOSED TO SOLICITATION OF STOCKHOLDER APPROVAL VIA PROXY STATEMENT AND SPECIAL MEETING

The increase in our authorized shares of common stock requires an amendment to our Articles of Incorporation, which cannot proceed until stockholder approval is obtained and effective. Stockholder approval could have been obtained by us in one of two ways: (i) by the dissemination of a proxy statement and subsequent majority vote in favor of the actions at a stockholder’s meeting called for such purpose, or (ii) by a written consent of the holders of a majority of our voting securities. However, the latter method, while it represents the requisite stockholder approval, is not deemed effective until 20 days after this Information Statement has been sent to all of our stockholders giving them notice and informing them of the actions approved by such consent.

HASCO MEDICAL, INC.

14809 Hampton Court

Dallas, TX 75254

Given that we have already secured the affirmative consent of the holders of a majority of our voting securities to the amendment to our Articles of Incorporation, we determined that it would be a more efficient use of limited corporate resources to forego the dissemination of a proxy statement and subsequent majority vote in favor of the actions at a stockholder’s meeting called for such a purpose, and rather proceed through the written consent of the holders of a majority of our voting securities. Spending the additional time, money and other resources required by the proxy and meeting approach would have been potentially wasteful and, consequently, detrimental to completing the amendment in a manner that is timely and efficient for us and our stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We presently have 750,000,000 shares of our common stock authorized for issuance. The following table sets forth, as of July 29, 2009, certain information with respect to beneficial ownership of our common stock as of such dates by:

•	Each person known to us to be the beneficial owner of more than 5% of our common stock;
•	Each of our directors;
•	Each of our executive officers; and
•	All of our executive officers and directors as a group.

Unless otherwise specified, we believe that all persons listed in the table below possess sole voting and investment power with respect to all shares of our common stock beneficially owned by them. As of July 29, 2009, 713,496,000 shares of our common stock were issued and outstanding.

Name and Address of Beneficial Owner	Title	Beneficially Owned Post-Share Exchange (1)	Percent of Class

HASCO Holdings, LLC		620,000,000	86.90%

Hal Compton, Sr. (2)	Chairman of the Board	206,666,667	28.97%

Scott Compton (2)		206,666,666	28.97%

Hal Compton, Jr. (2)	Chief Executive Officer	206,666,667	28.97%

Barry McCook	Board member	-	-

Bill Marginson	Board member	-	-

Mark Lucky	Chief Financial Officer, Board member	-	-

All directors and executive officers as a group (7 people)		620,000,000	86.90%

* Less than 1%

(1)

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

(2)

Includes 206,666,667 shares of common stock owned by HASCO Holdings, LLC, our largest stockholder. HASCO Holdings, LLC is a Texas limited liability company of which Hal Compton Sr., Hal Compton, Jr. and Scott Compton are each managers and each own 33.3% of the outstanding membership interests.

INCREASE IN AUTHORIZED COMMON STOCK

The increase in the number of authorized shares of common stock will enable us to issue new shares of common stock as business circumstances warrant, without having to obtain further stockholder approval. Examples of situations in which this might be advantageous for us would be to raise additional capital for ongoing operations, to acquire another business or other assets for use in the business, to enable the issuance of shares in connection with stock splits and dividends, to provide a resource for future employee benefit programs, and to otherwise give management greater flexibility in entering into a variety of business transactions. The reference to the use of authorized shares is not meant to suggest that we have any specific plans to do so at this time. We do, however, expect that the issuance of new shares of common stock will be needed to conduct such business. We will do so only as warranted by being able to identify sound business opportunities and to assure itself that each transaction is consistent with our overall business plan and objectives.

AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK FROM 750,000,000 TO 1,000,000,000

Our Articles of Incorporation authorize us to issue and have outstanding at any one time 753,000,000 shares consisting of 750,000,000 shares of common stock, par value $.001 per share, and 3,000,000 shares of preferred stock, par value $.001 per share. As of the record date, there were 713,496,000 shares of common stock issued and outstanding.

The following is text of the amendment to the Articles of Incorporation, which shall replace the first sentence of Article III in its entirety:

Article III

“The maximum number of shares that this Corporation shall be authorized to issue and have outstanding at any one time shall be 1,003,000,000 shares consisting of 1,000,000,000 shares of common stock, par value $.001 per share, and 3,000,000 shares of preferred stock, par value $.001 per share.”

DISSENTER’S RIGHTS

Under Florida law, stockholders are not entitled to dissenter’s or appraisal rights with respect to the proposed amendment to our Articles of Incorporation.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None of our directors or officers or their associates have any interest, direct or indirect, by security holdings or otherwise, in the proposal to amend the Articles of Incorporation as described in this Information Statement.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information we file at the Securities and Exchange Commission’s public reference room in Washington D.C. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference rooms. Our filings with the Securities and Exchange Commission are also available to the public from commercial document retrieval services and at the website maintained by the Securities and Exchange Commission at http://www.sec.gov.

You should rely only on the information contained or incorporated by reference in this Information Statement. We have not authorized anyone to provide you with information that is different from what is contained in this Information Statement. This Information Statement is dated August __, 2009. You should not assume that the information contained in this Information Statement is accurate as of any date other than that date, and the mailing of this Information Statement to stockholders shall not create any implication to the contrary.

Dated: July 29, 2009

By Order of the Board of Directors

Hal Compton, Jr.

Chief Executive Officer